UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07096
______________________________________________

Investment Grade Municipal Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders.

Investment Grade Municipal Income Fund Inc.
Semiannual Report
March 31, 2007

Investment Grade Municipal Income Fund Inc.

May 15, 2007

Dear shareholder,
We are pleased to present you with the semiannual report for Investment Grade Municipal Income Fund Inc. (the “Fund”) for the six-month period ended March 31, 2007.

Performance
Over the six-month period, the Fund returned 2.05% on a net asset value basis and 2.24% on a market price basis. Over the same period, the Fund’s peer group, the Lipper General Municipal Debt Funds (Leveraged) category, posted median net asset value and market price returns of 2.06% and 4.75%, respectively. Finally, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index (the “Index”), returned 1.93%. (For more performance information, please refer to “Performance at a glance” on page 8.)	Investment Grade Municipal Income Fund Inc.

Investment goal:
High level of current income exempt from federal income tax, consistent with preservation of capital

Portfolio manager:
Kevin McIntyre
UBS Global Asset
Management (Americas) Inc.

Commencement:
November 6, 1992

NYSE symbol:
PPM

Dividend payments:
Monthly

The Fund continued to use leverage during the period, which helped performance on an absolute basis. As of March 31, 2007, leverage accounted for approximately 41% of the Fund’s total assets. The use of leverage had a positive effect on the Fund’s income during the six-month period, as the yields on the Fund’s longer-term bonds more than offset the borrowing costs. Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns within a Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”) per share during the entire reporting period. A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Investment Grade Municipal Income Fund Inc.

An interview with Portfolio Manager Kevin McIntyre
Q.	How would you describe the economic environment during the reporting period?
A.	After a prolonged period of solid growth, the US economy produced mixed results with signs of a slowdown evident as the reporting period drew to a close. Gross domestic product growth (or GDP—the market value of all goods and services produced within a country in a given period of time) showed mediocre gains, posting third and fourth quarter 2006 numbers of 2.0% and 2.5%, respectively. The advance estimate of first quarter 2007 GDP fell to 1.3%. Overall, the period of more moderate growth was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices, the troubled automotive sector, and the cooling of the once red-hot housing market. However, employment growth and corporate earnings were relatively strong, and commodity prices declined during the second half of the reporting period, easing some of the pressure on consumers. Late in the reporting period, a bout of volatility gripped the markets. On February 27, 2007, the Dow Jones Industrial Average declined over 400 points, and the Treasury market rallied significantly in response.

Q.	How did the Federal Reserve Board (the “Fed”) react to these economic conditions?
A.	The Fed held rates steady for the duration of the reporting period. This followed a series of 17 consecutive rate hikes, which brought the federal funds rate (or “fed funds” rate, the rate that banks charge one another for overnight loans) to 5.25%. The Fed indicated that future rate movements would be data-dependent, as it attempts to keep the economy growing at a reasonable pace and to ward off inflation. While the Fed remains focused on the risks of rising inflation, we currently expect the pause to continue through at least the first half of 2007.

Q.	How did the municipal bond market perform in this environment?
A.	On the whole, a strong municipal bond market outperformed Treasuries throughout the reporting period. In the first half of the reporting period, Treasury yields rose, resulting in corresponding price declines, while municipal securities with maturities of 10 to 15 years and longer actually increased in price during the same period. The difference in performance of municipals versus Treasuries over the entire period was greatest when comparing securities with maturities of around 30 years; the yields on these municipal bonds rose less than Treasury yields, with lack of supply causing municipal bond issues to be relatively expensive. Late in the reporting period, municipal bonds faltered, with the shortest-term securities underperforming longer-term municipal securities.

Investment Grade Municipal Income Fund Inc.

Q.	In general terms, how did you position the portfolio?
A.	Throughout the period, we maintained a slightly shorter-than-neutral duration versus the Fund’s benchmark. (Duration is a measure of a fund’s sensitivity to interest rate changes and is related to the maturity of the bonds comprising the portfolio.) Although municipal yields across the yield curve generally fell over the period, our moderate duration stance limited the impact that this event had on Fund performance.

We continued the modified “barbell” strategy by buying shorter-term securities while also finding opportunities at the longer end of the yield curve. We sought to add higher-rated A and BBB rated bonds where we believed the Fund could be compensated for taking on additional risk. Our investments on the long end of the yield curve added value to the portfolio.

Q.	Which sector positions were important for the Fund?
A.	We focused our research on uncovering new opportunities in the water, airport and hospital sectors. This research indicates that the water sector tends to have stronger revenue and earnings stability than some other sectors of the municipal market, even in changing economic climates. While we reduced the Fund’s position in water-related bonds during the period in order to diversify into other areas, we continued to view the sector positively, and it represented the Fund’s fourth largest sector position at period end.

Meanwhile, the airport sector continued to rebound, showing strong fundamentals throughout the period. A significant portion of airport sector bonds are subject to the alternative minimum tax (AMT) and tend to offer higher yields. The Fund owns NYC IDA revenue bonds for the Terminal One Group Association, which performed well over the period, helping us to diversify the credit quality of the portfolio.

Over the course of the reporting period, we increased our exposure to AMT bonds by 4.5% (from 9.5% to 14.0%) because we believed that they could provide more yield for the portfolio. AMT bonds outperformed during the period, benefiting the Fund’s performance.

Although the tobacco sector posted very strong performance yet again during the reporting period, we continued to avoid it, which detracted from performance during the period. We don’t believe the potential rewards in the tobacco sector are commensurate with the risks our analysis indicates that these bonds entail. In an attempt to concentrate Fund assets on risks we believe are likely to be compensated, we avoided exposure to this sector.

Investment Grade Municipal Income Fund Inc.

While our long-term outlook for the healthcare sector as a whole generally remains on the negative side, we favor those issues that have benefited from the ongoing consolidation. With that in mind, we selectively added to our holdings in this sector, and performance in this area has been solid in recent months.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	As of March 31, 2007, around 57.5% of the Fund’s holdings were in the securities of issuers in five states. We continued to focus on states that exhibited improved fiscal health and offered what we viewed to be attractively valued municipal bonds. Issues that we believe met that criteria included long-term California bonds and New York securities. While we opportunistically reduced these positions where we were able to benefit performance, California remained our largest single state exposure at period end. At times, we also found Texas bonds attractive. Our exposure to New Jersey bonds benefited performance, primarily with the purchase of New Jersey Transportation Trust Fund Bonds. Throughout the entire period, we selectively lessened our underweight to Puerto Rico versus the Fund’s benchmark.

Q.	What is your outlook for the economy and the municipal fixed income market?
A.	Throughout the six-month period, corporate earnings appeared quite healthy, while employment and wage data appeared strong. We plan to continue to monitor a number of factors, including inflation and the overall strength of the economy, both of which will likely be primary factors in the Fed’s future decisions on interest rates. We believe that it is likely that the economy will recover to trendlike growth, and we do not believe that the cooling housing market is likely to cause a recession. With respect to the municipal bond market, we believe there continue to be pockets of attractive valuations along the yield curve and within certain sectors.

After the close of the semiannual period, the Fund announced changes to its investment policies which should enhance our ability to seek out investment opportunities for the Fund. Information regarding this increased investment flexibility appears on pages 6 to 7 in this report.

Our in-house research should help position the Fund well in hopes of taking advantage of those investment opportunities we identify in the months and quarters that follow.

Investment Grade Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Investment Grade Municipal Income Fund Inc.
Head of the Americas
 UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2007. The views and opinions in the letter were current as of May 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Investment Grade Municipal Income Fund Inc.

Non-fundamental investment policy change

The Fund recently changed its non-fundamental investment policies as described further below. The change permits limited investment in municipal securities that are rated below investment grade, or deemed by UBS Global Asset Management (Americas) Inc., the Fund’s investment advisor (“UBS Global Asset Management”), to be of equivalent credit quality.

As a result of implementing this policy change, it is expected that the Fund will have additional flexibility to make opportunistic investments, on a selective basis, in what UBS Global Asset Management views to be an important segment of the municipal market, when UBS Global Asset Management believes doing so may increase the Fund’s competitiveness consistent with its investment objective. Under present market conditions, it is anticipated that initial exposure to below investment grade holdings may be less than 5% of net assets of the Fund (applicable to holders of common and auction preferred shares); however, UBS Global Asset Management may vary the level of holdings that are below investment grade consistent with the revised policy as described below without additional notice.

Background and specifics of change. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade rated municipal obligations, the income from which is exempt from regular federal income tax. This policy remains unchanged. Investment grade municipal obligations are those that, at the time of purchase, are rated as follows:

•	Moody’s Investors Service, Inc. (“Moody’s”)—Baa or higher;

•	Standard & Poor’s (a division of The McGraw Hill Companies, Inc., “S&P”)—BBB or higher; or

•	Have an equivalent rating from another nationally recognized statistical rating organization.

(There may be further gradations within each rating agency’s categories – for example, “+” or “–” relative indicators.)

Under its old policies, the Fund also had the ability to invest up to 20% of its net assets in municipal obligations that were unrated, but, at the time of investment, were determined by UBS Global Asset Management to be of comparable quality to those that were rated investment grade.

Investment Grade Municipal Income Fund Inc.

With the implementation of the policy change, the Fund may now invest up to 20% of its net assets in municipal obligations that are:

•	Unrated, but, at the time of investment, are determined by UBS Global Asset Management to be of comparable quality to those that are rated investment grade (as allowed previously); and

•	Rated below investment grade, or deemed by UBS Global Asset Management to be of comparable quality.

As part of implementing the change, the Fund obtained written confirmation from Moody’s and S&P that the existing ratings of the Fund’s auction preferred shares (“APS”), namely Aaa and AAA, respectively, are unaffected by the policy change. Please remember that these ratings apply to the APS; the Fund’s common stock is not rated.

Summary of policy change:

Before most recent investment policy change:	After most recent investment policy change:

Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade municipal obligations. Municipal obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody’s, S&P or have an equivalent rating from another nationally recognized statistical rating organization.	No Change

The Fund may invest up to 20% of its net assets in municipal obligations that are:	The Fund may invest up to 20% of its net assets in municipal obligations that are:

• Unrated but that, at the time of investment, have been determined by UBS Global Asset Management to be of comparable quality to those that are rated investment grade.	• Unrated but that, at the time of investment, have been determined by UBS Global Asset Management to be of comparable quality to those that are rated investment grade; and

• Rated below investment grade or deemed by UBS Global Asset Management to be of comparable quality.

Investment Grade Municipal Income Fund Inc.

Performance at a glance (unaudited)
Average annual total returns for periods ended 03/31/07

Net asset value returns	6 months	1 year	5 years	10 years

Investment Grade Municipal Income Fund Inc.	2.05%	7.01%	6.53%	6.04%

Lipper General Municipal Debt Funds (Leveraged) median	2.06	6.63	7.39	6.60

Market price returns

Investment Grade Municipal Income Fund Inc.	2.24%	9.55%	6.19%	7.29%

Lipper General Municipal Debt Funds (Leveraged) median	4.75	9.30	8.65	7.36

Index returns

Lehman Brothers Municipal Bond Index	1.93%	5.43%	5.50%	5.87%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price return assumes that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 03/31/07

Market price	$13.94

Net asset value (per share applicable to common shareholders)	$15.39

March 2007 dividend	$0.0525

Market yield*	4.52%

NAV yield*	4.09%

*	Market yield is calculated by multiplying the March dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the March dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	03/31/07		09/30/06		03/31/06

Net assets applicable to common shareholders (mm)	$159.4		$159.4		$155.8

Weighted average maturity	16.7	yrs	15.0	yrs	15.9	yrs

Weighted average modified duration	4.7	yrs	5.1	yrs	5.5	yrs

Weighted average coupon	5.1%		5.2%		5.2%

Leverage**	40.8%		40.8%		41.3%

Securities subject to Alternative Minimum Tax (AMT)*	14.0%		9.5%		8.4%

Maturing within five years*	4.1%		8.2%		9.9%

Maturing beyond five years*	95.9%		91.8%		90.1%

Portfolio composition***	03/31/07	09/30/06	03/31/06

Long-term municipal bonds	98.0%	97.6%	93.6%

Short-term municipal notes	0.7	1.1	5.1

Futures	0.1	(0.1)	0.0 †

Other assets less liabilities	1.2	1.4	1.3

Total	100.0%	100.0%	100.0%

Credit quality*	03/31/07	09/30/06	03/31/06

AAA	41.3%	41.3%	55.3%

AA	22.1	24.4	8.5

A	17.3	15.0	9.9

BBB	12.2	9.8	10.6

A-1	0.6	1.1	5.2

Nonrated	6.5	8.4	10.5

Total	100.0%	100.0%	100.0%

*	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

**	As a percentage of total assets as of the dates indicated.

***	As a percentage of net assets applicable to commonand preferred shareholders as of the dates indicated.

†	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the date indicated.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states*	03/31/07		09/30/06		03/31/06

California	21.9%	California	23.2%	California	19.4%

New York	12.7	New York	13.7	New York	16.8

Texas	7.8	New Jersey	9.8	Texas	12.0

Illinois	7.8	North Carolina	7.4	North Carolina	7.4

North Carolina	7.3	Texas	7.1	Pennsylvania	6.0

Total	57.5		61.2%		61.6%

Top five sectors*	03/31/07		09/30/06		03/31/06

University	16.2%	Water	14.7%	Water	21.8%

Airport	13.4	University	13.6	University	14.2

Hospital	12.9	Hospital	11.9	Power	12.2

Water	10.8	Transportation	9.4	Hospital	9.6

General obligations	10.4	Lease	9.3	Airport	8.5

Total	63.7%		58.9%		66.3%

*	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—165.58%

Alaska—1.99%
$1,000	Alaska International Airports Revenue Refunding-Series A (MBIA Insured)[1]	Aaa	AAA	10/01/19	5.000%	$1,058,130

1,000	Alaska International Airports Revenue Refunding-Series A (MBIA Insured)[1]	Aaa	AAA	10/01/20	5.000	1,054,930

1,000	Alaska International Airports Revenue Refunding-Series A (MBIA Insured)[1]	Aaa	AAA	10/01/21	5.000	1,051,740

						3,164,800

Arizona—1.60%
2,380	Arizona State Transportation Board Highway Revenue-Series B	Aa1	AAA	07/01/18	5.250	2,546,291

Arkansas—0.92%
1,435	Little Rock Capital Improvement Revenue Parks & Recreation Projects-Series A	NR	NR	01/01/18	5.700	1,473,731

California—36.57%
5,000	California Educational Facilities Authority Revenue Refunding-Pepperdine University-Series A (FGIC Insured)	Aaa	AAA	09/01/33	5.000	5,199,300

5,000	California Health Facilities Financing Authority Revenue-Kaiser Permanente-Series A	NR	A+	04/01/39	5.250	5,267,500

5,000	California State Refunding	A1	A+	05/01/27	5.000	5,243,700

3,000	California State Refunding-Series 2	A1	A+	09/01/27	5.000	3,158,640

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(continued)

California—(continued)
$3,000	California Statewide Communities Development Authority Apartment Development Revenue Refunding-Irvine Apartment Communities-Series A-3 (Mandatory Put 05/17/10 @ 100)	NR	BBB+	05/15/25	5.100%[2]	$3,071,730

1,750	California Statewide Communities Development Authority Revenue-Kaiser Permanente-Series H (Mandatory Put 05/01/08 @ 100)	NR	A+	04/01/34	2.625[2]	1,722,227

2,150	Fontana Redevelopment Agency Tax Allocation Refunding-Jurupa Hills Redevelopment Project A	NR	A–	10/01/17	5.500	2,238,860

6,250	Los Angeles Wastewater System Revenue Refunding-Series A (FSA Insured)	Aaa	AAA	06/01/32	5.000	6,574,437

5,000	Los Angeles Water & Power Revenue Power System-Series A, Subseries A-2 (MBIA Insured)	Aaa	AAA	07/01/27	5.000	5,262,600

10,000	Sacramento County Sanitation District Financing Authority Revenue Refunding (AMBAC Insured)	Aaa	AAA	12/01/27	5.000	10,370,700

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(continued)

California—(concluded)
$2,600	San Diego County Regional Airport Authority Airport Revenue Refunding (AMBAC Insured) [1]	Aaa	AAA	07/01/16	5.250%	$2,822,924

2,000	San Francisco City & County Public Utilities Commission Water Revenue-Series A (MBIA Insured)	Aaa	AAA	11/01/25	5.000	2,105,300

5,000	University of California Revenue-Series A (AMBAC Insured)[3]	Aaa	AAA	05/15/28	5.000	5,257,900

						58,295,818

Colorado—4.90%
3,000	Colorado Health Facilities Authority Revenue Refunding-Adventist Health/Sunbelt-Series E	A2	A+	11/15/18	5.125 [2]	3,185,940

3,000	Colorado Health Facilities Authority Revenue Refunding-Adventist Health/Sunbelt-Series E	A2	A+	11/15/19	5.125 [2]	3,171,420

1,374	University of Colorado Participation Interests	NR	A+	12/01/13	6.000	1,456,296

						7,813,656

Florida—6.12%
3,350	Florida State Board of Education Capital Outlay-Series E (FGIC Insured)	Aaa	AAA	06/01/24	5.000	3,511,235

1,175	Gainesville Utilities System Revenue-Series A	Aa2	AA	10/01/20	5.250	1,277,989

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(continued)

Florida—(concluded)
$2,000	Miami-Dade County Aviation Revenue Refunding-Miami International Airport-Series B (XLCA Insured)[1]	Aaa	AAA	10/01/13	5.000%	$2,117,040

2,700	Miami-Dade County Aviation Revenue Refunding-Miami International Airport-Series B (XLCA Insured)[1]	Aaa	AAA	10/01/18	5.000	2,845,206

						9,751,470

Illinois—12.13%
11,270	Chicago O’Hare International Airport Revenue-General-Third Lien-Series D (MBIA Insured)[1]	Aaa	AAA	01/01/26	5.000	11,566,176

1,200	Illinois Educational Facilities Authority Revenue Refunding-Augustana College-Series A	Baa1	NR	10/01/22	5.625	1,271,148

6,000	Illinois Finance Authority Revenue-University of Chicago-Series A	Aa1	AA	07/01/34	5.000	6,251,340

250	Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue	A1	AAA	06/15/27	6.500	250,512

						19,339,176

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(continued)

Indiana—5.28%
$4,000	Indiana Health & Educational Facilities Financing Authority Hospital Revenue Refunding-Clarian Health Obligation Group-Series B	A2	A+	02/15/21	5.000%	$4,171,560

4,000	Indianapolis Airport Authority Revenue Refunding-Special Facilities-FedEx Corp. Project (Federal Express Co. GTD)[1]	Baa2	BBB	01/15/17	5.100	4,238,200

						8,409,760

Massachusetts—3.91%
6,000	Massachusetts Health & Educational Facilities Authority Revenue- Harvard University- Series DD	Aaa	AAA	07/15/35	5.000	6,228,120

Michigan—5.25%
5,000	Michigan State Hospital Finance Authority Revenue Refunding-Trinity Health Credit Group-Series D	Aa2	AA–	08/15/25	5.000	5,222,250

3,000	Michigan State Hospital Finance Authority Revenue-Trinity Health Credit Group-Series A	Aa2	AA–	12/01/26	5.000	3,147,570

						8,369,820

Minnesota—0.98%
1,500	Shakopee Health Care Facilities Revenue-Saint Francis Regional Medical Center	NR	BBB	09/01/17	5.000	1,566,720

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(continued)

New Jersey—10.12%
$10,000	New Jersey State Educational Facilities Authority Revenue- Princeton University- Series D	Aaa	AAA	07/01/29	5.000%	$10,578,400

5,000	New Jersey Transportation Trust Fund Authority Transportation System-Series A	A1	AA–	12/15/20	5.250	5,548,150

						16,126,550

New York—21.14%
1,765	Metropolitan Transportation Authority New York Dedicated Tax Fund-Series A (FSA Insured)	Aaa	AAA	11/15/24	5.250	1,895,292

7,390	Metropolitan Transportation Authority Revenue Transportation-Series A	A2	A	11/15/25	5.000	7,841,751

4,815	New York City General Obligation-Series O	A1	AA–	06/01/24	5.000	5,058,398

2,000	New York City Industrial Development Agency Special Facilities Revenue-Terminal One Group Association Project[1]	A3	BBB+	01/01/15	5.500	2,185,600

2,750	New York City Industrial Development Agency Special Facilities Revenue-Terminal One Group Association Project[1]	A3	BBB+	01/01/17	5.500 [2]	2,998,875

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(continued)

New York—(concluded)
$3,250	New York City Industrial Development Agency Special Facilities Revenue-Terminal One Group Association Project[1]	A3	BBB+	01/01/18	5.500%[2]	$3,529,272

3,140	Triborough Bridge & Tunnel Authority Revenue Refunding-Series B	Aa2	AA–	11/15/19	5.250	3,376,725

6,400	Triborough Bridge & Tunnel Authority Revenue-Subordinate Bonds	Aa3	A+	11/15/30	5.250	6,819,072

						33,704,985

North Carolina—12.26%
2,000	North Carolina Eastern Municipal Power Agency Power System Revenue Refunding-Series A	Baa2	BBB	01/01/12	5.500	2,133,000

3,065	North Carolina Eastern Municipal Power Agency Power System Revenue-Series A (Escrowed to Maturity)	Baa2	AAA	01/01/21	6.400	3,720,879

5,000	North Carolina Medical Care Commission Health Care Facilities Revenue-Novant Health Obligation Group	Aa3	AA–	11/01/34	5.000	5,220,450

8,745	North Carolina State Public Improvement-Series A	Aa1	AAA	03/01/24	4.000	8,462,362

						19,536,691

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(continued)

Ohio—6.78%
$2,185	Ohio State Higher Education-Series B	Aa1	AA+	11/01/17	5.250%	$2,336,224

8,000	Ohio State Water Development Authority Water Pollution Control Revenue-Water Quality	Aaa	AAA	06/01/24	5.000	8,473,520

						10,809,744

Pennsylvania—1.93%
3,000	Susquehanna Area Regional Airport Authority Airport System Revenue-Subseries D	Ba1	NR	01/01/18	5.375	3,084,660

Puerto Rico—8.44%
3,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue Refunding-Series N	Baa3	BBB+	07/01/22	5.500	3,388,650

3,000	Puerto Rico Housing Finance Authority-Capital Funding Program (HUD Insured)	Aa3	AA	12/01/18	5.000	3,165,120

6,465	University of Puerto Rico-Revenue System-Series Q	Baa2	BBB	06/01/17	5.000	6,896,474

						13,450,244

Rhode Island—1.04%
1,600	Rhode Island Health & Educational Building Corp. Revenue Refunding-Hospital Financing-Lifespan Obligation-Series A	A3	A–	05/15/11	5.000	1,660,528

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(continued)

South Carolina—8.97%
$7,570	Charleston Educational Excellence Financing Corp. Revenue-Charleston County School District Project	A1	AA–	12/01/24	5.000%	$7,948,500

5,000	Greenville County School District Installment Purchase Refunding-Building Equity Sooner-Series AGC	Aa3	AA–	12/01/24	5.000	5,270,150

1,000	Greenville Waterworks Revenue	Aa1	AAA	02/01/20	5.250	1,081,730

						14,300,380

South Dakota—0.62%
975	Standing Rock New Public Housing[4]	NR	NR	08/07/13	6.000	996,193

Tennessee—1.59%
2,500	Memphis-Shelby County Airport Authority Special Facilities Revenue Refunding-Federal Express Corp.	Baa2	BBB	09/01/09	5.000	2,542,600

Texas—13.04%
3,700	Coastal Bend Health Facilities Development Corp.-Incarnate Word Health System-Series A (Escrowed to Maturity) (AMBAC Insured)	Aaa	AAA	01/01/17	6.300	4,125,352

6,354	Harris County Texas Lease[5]	NR	NR	05/01/20	6.750	6,689,303

3,007	Houston Community College System Participation Interests[5]	NR	NR	06/15/25	7.875	3,375,404

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Principal
amount		Moody’s	S&P	Maturity	Interest
(000)		rating	rating	dates	rates	Value

Long-term municipal bonds—(concluded)

Texas—(concluded)
$1,485	Lower Colorado River Authority Transmission Contract Revenue-LCRA Transmission Services Corp. Project B (FSA Insured)	Aaa	AAA	05/15/20	5.250%	$1,579,372

5,000	Texas State Water Development-Series D	Aa1	AA	08/01/19	5.000	5,020,400

						20,789,831

Total long-term municipal bonds (cost—$258,871,907)						263,961,768

Short-term municipal notes[6]—1.19%

Florida—0.12%
200	Gainesville Utilities System Revenue-Series A	VMIG-1	A-1+	04/02/07	3.810	200,000

Illinois—0.88%
1,400	Chicago Midway Airport Revenue-Second Lien-Series A (MBIA Insured)[1]	VMIG-1	A-1+	04/02/07	3.810	1,400,000

Indiana—0.19%
300	Indiana Development Finance Authority Environmental Revenue-Republic Services Inc. Project[1]	VMIG-1	NR	04/02/07	3.850	300,000

Total short-term municipal notes (cost—$1,900,000)						1,900,000

Total investments (cost—$260,771,907)—166.77%						265,861,768

Other assets in excess of liabilities—2.23%						3,552,661

Liquidation value of auction preferred shares—(69.00)%						(110,000,000)

Net assets applicable to common shareholders—100.00%						$159,414,429

1	Security subject to Alternative Minimum Tax.
2	Floating rate security. The interest rate shown is the current rate as of March 31,2007.
3	Partial amount delivered to broker as collateral for futures transactions.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

4	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.62% of net assets applicable to common shareholders as of March 31, 2007, is considered illiquid and restricted (See table below for more information).

			Acquisition		Market
			cost as a		value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Market	of common
restricted security	date	cost	net assets	value	net assets

Standing Rock New Public Housing, 6.000%, 08/07/13	08/08/02	$974,844	0.61%	$996,193	0.62%

5	The securities detailed in the table below are considered illiquid and restricted and represent 6.31% of net assets applicable to common shareholders as of March31,2007.
			Acquisition		Market
			cost as a		value as a
Illiquid and			percentage		percentage
restricted	Acquisition	Acquisition	of common	Market	of common
securities	dates	cost	net assets	value	net assets

Harris County Texas Lease, 6.750%, 05/01/20	09/07/00	$6,354,364	3.98%	$6,689,303	4.19%

Houston Community College System Participation Interests, 7.875%, 06/15/25	04/22/02	3,007,095	1.89	3,375,404	2.12

		$9,361,459	5.87%	$10,064,707	6.31%

6	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March31,2007.

AMBAC	American Municipal Bond Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GTD	Guaranteed
HUD	Housing and Urban Development
MBIA	Municipal Bond Investors Assurance
NR	Not Rated
XLCA	XL Capital Assurance

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007 (unaudited)

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Sale contracts	dates	Proceeds	value	appreciation

130	US Treasury Bond	June 2007	$14,666,276	$14,462,500	$203,776
	20 Year Futures

75	US Treasury Note	June 2007	8,146,665	8,109,375	37,290
	10 Year Futures

205			$22,812,941	$22,571,875	$241,066

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of assets and liabilities—March 31, 2007
(unaudited)

Assets:
Investments in securities, at value (cost–$260,771,907)	$265,861,768

Cash	17,305

Receivable for interest	3,726,163

Receivable for variation margin	50,000

Other assets	30,875

Total assets	269,686,111

Liabilities:
Payable to investment advisor and administrator	123,040

Dividends payable to auction preferred shareholders	50,040

Accrued expenses and other liabilities	98,602

Total liabilities	271,682

Auction preferred shares Series A, B and C–2,200 non-participating shares authorized, issued and outstanding; $0.001 par value per auction preferred share; $50,000 liquidation value per auction preferred share	110,000,000

Net assets applicable to common shareholders	$159,414,429

Net assets applicable to common shareholders:
Common stock–$0.001 par value per common share; 199,997,800 shares authorized; 10,356,667 shares issued and outstanding	$153,239,012

Accumulated undistributed net investment income	96,321

Accumulated net realized gain from investment activities and futures	748,169

Net unrealized appreciation of investments and futures	5,330,927

Net assets applicable to common shareholders	$159,414,429

Net asset value per common share ($159,414,429 applicable to 10,356,667 common shares outstanding)	$15.39

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of operations

For the six
months ended
March 31, 2007
(unaudited)

Investment income:
Interest	$6,281,740

Expenses:
Investment advisory and administration fees	1,212,624

Auction preferred shares expenses	155,835

Professional fees	43,227

Custody and accounting fees	39,943

Reports and notices to shareholders	21,577

Directors’ fees	11,747

Stock exchange listing fees	7,317

Transfer agency fees	5,817

Insurance fees	5,072

Other expenses	7,110

1,510,269

Less: Fee waivers by investment advisor and administrator	(493,644)

Net expenses	1,016,625

Net investment income	5,265,115

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	1,361,849

Futures	(297,687)

Net change in unrealized appreciation/depreciation of:
Investments	(1,649,901)

Futures	513,655

Net realized and unrealized loss from investment activities	(72,084)

Dividends paid to auction preferred shareholders from net investment income	(1,945,895)

Net increase in net assets applicable to common shareholders resulting from operations	$3,247,136

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the six
	months ended	For the
	March 31, 2007	year ended
	(unaudited)	September 30, 2006

From operations:
Net investment income	$5,265,115	$10,127,033

Net realized gains from investments and futures	1,064,162	1,880,473

Net change in unrealized appreciation/depreciation of investments and futures	(1,136,246)	993,654

Dividends and distributions paid to auction
preferred shareholders from:
Net investment income	(1,945,895)	(2,745,725)

Net realized gains from investment activities	—	(1,187,664)

Total dividends and distributions paid to auction preferred shareholders	(1,945,895)	(3,933,389)

Net increase in net assets applicable to common shareholders resulting from operations	3,247,136	9,067,771

Dividends and distributions paid to
common shareholders from:
Net investment income	(3,262,351)	(7,581,081)

Net realized gains from investment activities	—	(4,216,199)

Total dividends and distributions paid to common shareholders	(3,262,351)	(11,797,280)

Net decrease in net assets applicable to common shareholders	(15,215)	(2,729,509)

Net assets applicable to common shareholders:
Beginning of period	159,429,644	162,159,153

End of period	$159,414,429	$159,429,644

Accumulated undistributed net investment income	$96,321	$39,452

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six
ended months
March 31, 2007
(unaudited)

Net asset value, beginning of period	$15.39

Net investment income	0.51 [1]

Net realized and unrealized gains (losses) from investment activities	(0.00)[2]

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.19)

Net realized gains from investment activities	—

Total dividends and distributions paid to auction preferred shareholders	(0.19)

Net increase from operations	0.32

Dividends and distributions paid to common shareholders from:
Net investment income	(0.32)

Net realized gains from investment activities	—

Total dividends and distributions paid to common shareholders	(0.32)

Auction preferred shares offering expenses	—

Net asset value, end of period	$15.39

Market value, end of period	$13.94

Total investment return[3]	2.24%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor	1.27%[4]

Total expenses, before fee waivers by advisor	1.89%[4]

Net investment income before auction preferred shares dividends	6.59%[4]

Auction preferred shares dividends from net investment income	2.44%[4]

Net investment income available to common shareholders	4.15%[4]

Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$159,414

Portfolio turnover	17%

Asset coverage per share of auction preferred shares, end of period	$122,461

1	Calculated using the average month-end common shares outstanding for the period.
2	Amount of net loss represents less than $0.005 per common share.
3	Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
4	Annualized.

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

For the years ended September 30,

2006	2005	2004	2003	2002

$15.66	$15.81	$16.31	$16.46	$16.15

0.98	0.95	0.93	0.95	1.11

0.27	(0.02)	0.14	0.13	0.29

(0.27)	(0.21)	(0.08)	(0.07)	(0.12)

(0.11)	(0.01)	(0.03)	(0.02)	(0.01)

(0.38)	(0.22)	(0.11)	(0.09)	(0.13)

0.87	0.71	0.96	0.99	1.27

(0.73)	(0.74)	(0.93)	(0.96)	(0.93)

(0.41)	(0.12)	(0.49)	(0.18)	(0.03)

(1.14)	(0.86)	(1.42)	(1.14)	(0.96)

—	—	(0.04)	—	—

$15.39	$15.66	$15.81	$16.31	$16.46

$13.95	$13.44	$14.25	$14.86	$15.60

13.05%	0.42%	5.57%	2.76%	7.96%

1.58%	1.66%	1.53%	1.45%	1.48%

1.97%	1.99%	1.86%	1.66%	1.67%

6.43%	6.04%	5.91%	5.89%	6.89%

1.74%	1.34%	0.53%	0.44%	0.73%

4.69%	4.70%	5.38%	5.45%	6.16%

$159,430	$162,159	$163,737	$168,888	$170,454

54%	49%	45%	51%	21%

$122,468	$123,709	$124,426	$155,555	$156,534

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
Investment Grade Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported on the Statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. UBS Global AM has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.90% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At March 31, 2007, the Fund owed UBS Global AM $123,040 for investment advisory and administration fees, which is composed of $207,123 of investment advisory and administration fees less fees waived of $84,083. For the six months ended March 31, 2007, UBS Global AM waived $493,644 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended March 31, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $3,775,240. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

may participate as a broker-dealer in auctions for the Fund’s Auction Preferred Shares and receive compensation therefore. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Auction preferred shares
The Fund has issued 800 shares of auction preferred shares Series A, 800 shares of auction preferred shares Series B, and 600 shares of auction preferred shares Series C, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends and/or capital gain distributions, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates as of March 31, 2007 for each Series of APS were as follows:

Series A	3.700%

Series B	3.750%

Series C	3.750%

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

Purchases and sales of securities
For the six months ended March 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $46,581,384 and $45,040,078, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended September 30, 2006 was as follows:

Distributions paid from:	2006

Tax-exempt income	$10,321,275

Ordinary income	765,631

Net long-term capital gains	4,643,763

Total distributions paid	$15,730,669

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending on September 30, 2007.

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized appreciation of investments at March 31, 2007 were as follows:

Tax cost of investments	$260,771,907

Gross unrealized appreciation	5,415,774

Gross unrealized depreciation	(325,913)

Net unrealized appreciation	$5,089,861

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day that occurs in the period covered by the Fund’s March 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

The Fund
Investment Grade Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PPM.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Shareholder meeting information
 An annual meeting of shareholders of the Fund was held on January 18, 2007. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as directors until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below

Common stock and Auction Preferred Shares (“APS”)voting together as a single class:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority

Richard Q.Armstrong	9,687,171.620	136,081.950

Alan S.Bernikow	9,688,278.660	134,974.910

Bernard H. Garil	9,693,011.660	130,241.910

Heather R. Higgins	9,689,860.660	133,392.910

Separate APS vote:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority

Richard R. Burt	1,874	0

Meyer Feldberg	1,874	0

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Elbridge T. Gerry III
President	Vice President

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 30, 2007